Exhibit 99.1 MACERICH CITI’S 2026 GLOBAL PROPERTY CEO CONFERENCE BUSINESS UPDATE March 2026 NYSE: MAC | Macerich.com Scottsdale Fashion Square | Scottsdale, AZ

LEGAL DISCLAIMER Note: This document contains statements that constitute forward-looking statements, which can be identified by the use of words, such as “will,” “expects,” “pro forma”, “anticipates,” “assumes,” “believes,” “estimated,” “guidance,” “potential,” “target,” “projects,” “scheduled” and similar expressions that do not relate to historical matters, and includes expectations regarding the Company’s future operational results, including the Path Forward Plan and its ability to meet the established goals under such Plan, including growth rates and acquisition and disposition goals, as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, as well as global, national, regional and local economic and business conditions, including the impact of tariffs and elevated interest rates and inflation, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, elevated interest rates and its impact on the financial condition and results of operations of the Company, including as a result of any increased borrowing costs on the Company's outstanding floating-rate debt and defaults on mortgage loans, availability, terms and cost of financing and operating expenses; adverse changes in the real estate markets including, among other things, competition from other companies, retail formats and technology, risks of real estate development and redevelopment (including elevated inflation, supply chain disruptions and construction delays), acquisitions and dispositions; adverse impacts from any pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company and its tenants; the liquidity of real estate investments; governmental actions and initiatives (including legislative and regulatory changes); environmental and safety requirements; and terrorist activities or other acts of violence, which could adversely affect all of the above factors. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so. 2 Copyright © 2026 Macerich

RECORD-BREAKING LEASING ACTIVITY STRONG LEASING PRODUCTIVITY & MOMENTUM Strong leasing volumes and productivity (1) (1) FY 2024 FY 2025 3.9M 7.1M New and Renewal Space Signed 819 1,199 Signed Leases 197 291 Store Openings 65 99 New-to-Macerich Brands (2) 94.6% 94.9% Go-Forward Leased Occupancy 92.0% 90.9% Go-Forward Physical Occupancy Executive Leasing Committee has reviewed 57% more new deals by count and 159% more by square footage in 2025 than during the same period last year (1) Both periods represent the Total Portfolio on a comparable basis, as of December 31, 2025. 3 (2) The Company's Go-Forward Portfolio Centers represents the assets included in the go-forward portfolio as described in the Path Forward Plan, which can be found on the Company's website at https://investing.macerich.com/. The Go-Forward Portfolio Centers are subject to change. Copyright © 2026 Macerich

2024 – 2025 TENANT OPENINGS

400+ NEW STORES OPEN

LUXURY
Hermès – Scottsdale Fashion
Loro Piana – Scottsdale Fashion
Louis Vuitton (Expansion) – Scottsdale Fashion

INTERNATIONAL
Arc'Teryx – Fashion Outlets of Chicago
Aritzia – Kierland, Scottsdale Fashion
A|X Armani Exchange – Queens
Garage – Arrowhead, Tysons
JD Sports – Chandler Fashion, Green Acres
Laderach – Fashion Outlets of Chicago, Freehold
Lego – FlatIron
Lululemon – FlatIron
Mango – Corte Madera, Washington Square
Miniso – Danbury, Desert Sky, Fashion Outlets of Chicago, Valley River, Victor Valley
Pop Mart – Broadway, Fashion Outlets of Chicago, Los Cerritos, Queens, Washington Square
Samsung – Los Cerritos, Queens
Sandro – Fashion Outlets of Chicago
Swarovski – Tysons
Zadig & Voltaire – Scottsdale Fashion

FOOD & BEVERAGE
Catch – Scottsdale Fashion
Cheesecake Factory, The – Tysons
Élephante – Scottsdale Fashion
Kung Fu Tea – Green Acres
Kura Sushi – Freehold
Original Joe's – Broadway
Poke Island Grill – Queens
Society Swan – Scottsdale Fashion

RETAIL
Abercrombie & Fitch – Broadway, Corte Madera
Aerie – Danbury, Eastland, FlatIron, SanTan, Scottsdale Fashion
Altar'd State – Tysons
Anthropologie – FlatIron
Athleta – Los Cerritos
Barnes & Noble – Fresno Fashion, Tysons
Bath & Body Works – FlatIron
Coach – Danbury, Scottsdale Fashion, Crabtree
Foot Locker – Danbury, Green Acres, Washington Square
Gap – Scottsdale Fashion, Tysons
Hollister – Broadway
James Avery – Arrowhead, Chandler Fashion
Kendra Scott – Arrowhead
Levi's – Tysons
Offline by Aerie – Danbury, FlatIron, SanTan
Pacsun – Danbury, Queens
Rivian – Broadway, Tysons
True Religion – Fashion Outlets of Chicago, Kings, Queens
ULTA Beauty – Fashion Outlets of Chicago
Victoria's Secret – Fashion Outlets of Chicago, FlatIron
Vuori – Broadway, Chandler Fashion

DIGITALLY NATIVE & EMERGING BRANDS
Alo Yoga – Los Cerritos, SanTan Village
Beyond Yoga – Corte Madera
Edikted – Tysons Corner
Gorjana – Chandler Fashion, Los Cerritos, Scottsdale Fashion, Tysons
Jack & Jones - Freehold
Mejuri – Broadway, Kierland, Tysons, Washington Square
Reformation – Tysons
Rothy's – Broadway
Skims – Tysons
TravisMathew – Chandler Fashion

EXPERIENTIAL/OTHER
Freehold Athletic Club – Freehold
Kawaii Klaw's – Stonewood
Kidz 4 Fun – Deptford
Sweet Play – FlatIron
Vida Spa – Arrowhead, Chandler Fashion

LARGE FORMAT
Caesars Republic Hotel – Scottsdale Fashion
Dick's House of Sport – Freehold
Level 99 – Tysons
Primark – Queens
Round1 Bowling & Amusement – Chandler Fashion, Danbury
Target – Danbury

*January 1, 2024 – December 31, 2025


Loro Piana
Loro Piana | Scottsdale Fashion Square


gorjana
Gorjana| Los Cerritos Center


edikted
Edikted | Tysons Corner Center

Copyright © 2026 Macerich

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LEASING SPEEDOMETER AHEAD OF PLAN NEW LEASE DEAL COMPLETION PERCENTAGE The five-year plan has ~1,000 new tenant openings, with ~800 either 1. Leasing dashboard tool to committed (~650) or in LOI negotiations (~150) improve visibility and efficiency 2. Tracks revenue completion percentage for all new YEAR-END 2024 MAY 2025 leasing activity in the 39% COMPLETE 60% COMPLETE 5-Year Plan YEAR-END 2025 74% COMPLETE VS 3. As of February 2026, the 70% TARGET Company is ahead of FEBRUARY 2026 schedule at 76% complete 76% COMPLETE MID-2026 TARGET 85% COMPLETE FULL OPPORTUNITY 100% COMPLETE MACERICH LEASING SPEEDOMETER - NEW LEASE DEAL COMPLETION % 5 Copyright © 2026 Macerich

SUBSTANTIAL LEASING PIPELINE TO DRIVE GROWTH

SIGNED NOT OPEN (SNO) PIPELINE SUMMARY

~$107 million of in-place SNO committed[1] – Includes new store leases which have or will commence from 2024 through 2028, and are expected to produce total gross revenue of ~$107 million in excess of the revenue generated in the same spaces during 2024

~$140 million in cumulative total SNO potential – On track to achieve the ultimate opportunity of ~$140 million in cumulative SNO potential, representing an additional ~$33 million to the current committed SNO pipeline of ~$107 million


~$140 MILLION SNO PIPELINE – ESTIMATED ANNUAL CONTRIBUTION
($ in millions)
$20
$20
$30
$30
$40-45
$5-10
$35
$45-50
$23-28
$22
$140
$33
$107
2025
2026
2027
2028
Total
2025 - 2028
Not at scale
Committed
Uncommitted

Data as of February 2026

(1) This new store leasing pipeline represents a cumulative estimate and includes open stores, leases signed not open and leases in documentation. The amounts are based on the permanent tenant revenues in the Go-Forward Portfolio, including development/redevelopment and excluding anticipated dispositions/give-backs. The Company estimates the SNO flow through to NOI to be approximately 80%.

Copyright © 2026 Macerich

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NEW ANCHORS EXPECTED TO DRIVE TRAFFIC, SALES & INLINE LEASING ANCHORS OPENING BY YEAR 12 Committed for 30 out of 30 anchor and big box replacements (1) • 30 anchors totaling 2.9 million square feet to replace outdated ~1.2M SF or vacant retail 8 • We have 5 anchors open, 5 under construction, 11 executed and 9 with leases out 5 5 ~900K SF • Estimated $750 million in annual sales ~300K SF ~500K SF 2025 2026 2027 2028 Dick’s House of Sport at Freehold replacing Level99 at Tysons replacing Barnes & Noble Lord & Taylor and Old Navy Opened September 2025 Opened October 2025 Most successful opening among all Level99 Strongest opening out of 35 Dick’s House of locations Sport locations 7 (1) Tenants > 40K Square Feet; 30 anchors projected to open in Path Forward Plan between 2025 to 2028 Copyright © 2026 Macerich

Path Forward Plan estimated to increase permanent occupancy by 500bps ü Curated mix of top-tier and emerging brands – elevating the customer PATH FORWARD PLAN PROJECTED experience PERMANENT PHYSICAL OCCUPANCY ü Boost traffic and engagement – maximizing center productivity Represents an Annual Average 100% ü Significant rent uplift when converting temporary to permanent 95% 95% 95% 95% 94% 94% 94% 91% 91% 6% 90% 90% (1) 90% 89% 6% 8% 8% 7% 85% 88% 80% 85% 83% 82% 82% 75% 2024 2025 2026 2027 2028 Permanent Occupancy Temporary Occupancy Leased Occupancy The Go-Forward Portfolio Physical Occupancy represents the average percentage of occupied mall and freestanding GLA projected for each year. The Go-Forward Portfolio Leased Occupancy represents the average percentage of 8 leased (including signed not open) mall and freestanding GLA projected for each year. (1) Total Physical Occupancy temporary decrease primarily in 1H26 resulting from planned downtime for new permanent tenants (build-outs and under construction). Copyright © 2026 Macerich

SIGNIFICANT PROGRESS ON LEVERAGE REDUCTION

PATH FORWARD ASSET SALES AND GIVE-BACK SUMMARY

MALLS COMPLETED → *(~$1.2 billion)*

- ✓ Santa Monica Place - defaulted on $300 million loan
- ✓ The Oaks - closed on $157 million sale ($148 million debt)
- ✓ Country Club Plaza - closed on $147 million short sale and discounted payoff
- ✓ Biltmore Fashion Park - closed on $110 million sale
- ✓ Wilton Mall - closed on $25 million sale
- ✓ SouthPark Mall - closed on $11 million sale
- ✓ Southridge Mall - closed on $4 million sale
- ✓ Shops at Atlas Park - closed on $36 million sale ($32 million debt)
- ✓ Lakewood Center - closed on $332 million sale ($317 million debt)
- ✓ Valley Mall - closed on $22 million sale

MALLS IN PROGRESS → *(~$200-$300 million)*

- ❑ Several additional Eddy mall sales or give-backs totaling up to $200-$300 million → *~$1.4-$1.5 billion of goal*

OUTPARCELS COMPLETED AND UNDER CONTRACT → *(~$135 million)*

✓~$135 million sold or under contract against 2025 target of $100-$150 million

- ✓~$122 million land and outparcel sales closed
- ✓~$15 million land and outparcel sales under contract
- ✓ Additional ~$50 million land and outparcel sales in various stages of negotiation

OUTPARCELS IN PROGRESS → *(~$375-$475 million)*

- ❑ Ongoing sale of outparcels, freestanding retail, non-enclosed malls and land totaling up to $375-$475 million
  - ❑ Outparcels (NOI generating): Approximately $350 -$400 million range
  - ❑ Land: Approximately $25-$75 million range

TOTAL PLAN → ~$2B final goal

DISPOSITION CAP RATE EXPECTATIONS

- ❑ **REMAINING EDDY MALLS:** 11 – 12%
- ❑ **REMAINING OUTPARCEL SALES (ex. Land):** 7 – 8%

Copyright © 2026 Macerich

As of February 25, 2026

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MACERICH (NYSE: MAC) ONE OF THE NATION’S LEADING OWNERS, OPERATORS & DEVELOPERS OF MAJOR RETAIL PROPERTIES IN ATTRACTIVE U.S. MARKETS, INCLUDING CALIFORNIA, PHOENIX/SCOTTSDALE, PACIFIC NORTHWEST, GREATER NEW YORK, NORTH CAROLINA AND WASHINGTON, D.C. 10